                                                                    EXHIBIT 10.2


PNG-1

     NEITHER THIS NOTE NOR THE SHARES OF COMMON STOCK ISSUABLE ON REDEMPTION OF THIS NOTE (THE "SHARES") HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE. THE HOLDER HEREOF, BY PURCHASING THIS NOTE, AGREES FOR THE BENEFIT OF THE COMPANY THAT THIS NOTE AND THE SHARES MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED OR DISPOSED OF UNLESS THE NOTE OR THE SHARES AS THE CASE MAY BE, HAS BEEN REGISTERED UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES OR BLUE SKY LAWS OR EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SUCH LAWS ARE AVAILABLE.

     IF THE HOLDER OF THIS NOTE WAS AN AFFILIATE OF THE COMPANY AT ANY TIME DURING THE THREE MONTHS PRECEDING THE DATE OF ANY SUCH TRANSFER, THE FOREGOING CONDITIONS MUST BE COMPLIED WITH REGARDLESS OF WHEN SUCH TRANSFER IS MADE.

     ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE U.S. INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE UNITED STATES INTERNAL REVENUE CODE OF 1986, AS AMENDED.

     THIS OBLIGATION IS NOT A DEPOSIT AND IS NOT INSURED BY ANY AGENCY OF THE UNITED STATES GOVERNMENT.

                            HARKEN ENERGY CORPORATION
                      PROMISSORY NOTE DUE 1 SEPTEMBER, 2003

     Harken Energy Corporation, a Delaware corporation (hereinafter, the "Company," which term includes any successor to the Company), for value received, hereby promises to pay to Waverley Investments Limited, upon presentation and surrender of this Note (the "Note") the principal sum of ONE MILLION SEVEN HUNDRED AND FIVE THOUSAND DOLLARS (U.S. $1,705,000) (the "Principal Amount") on September 1, 2003 without interest.

     Upon failure of the Company to make any payment of principal on the date when due and payable, the outstanding principal balance of the Note will bear interest at the Default Rate beginning on the date such payment was due until the default is cured.

     Payments of default interest on this Note shall be paid by the Company on the last Business Day of each calendar month to a bank account nominated in writing by the registered holder of such Note as shown in the Note Register at the close of business on the applicable Record Date.

     Notwithstanding any other provision of the Note to the contrary, in no event shall the default interest contracted for, charged or received in connection with the Note (including any other costs or considerations that constitute default interest under applicable law which are contracted for, charged or received pursuant to the Note) exceed the maximum rate of nonusurious interest allowed under applicable law as presently in effect and to the extent an increase is allowable by such laws, but in no event shall any amount ever be paid or payable greater than the amount contracted for in the Note, and all amounts paid by the Company which constitute usurious interest under the applicable law shall be applied in the manner described herein.

     The principal on this Note shall be paid to a bank account nominated in writing by the registered holder of this Note as shown on the Note Register at the close of business on the applicable Record Date.

     This Note has been issued pursuant to resolutions adopted by the Board of Directors of the Company by unanimous written consent effective 3 March 2003.

     This Note and the Terms and Conditions shall be governed by and construed in accordance with the laws of the State of New York.


IN WITNESS WHEREOF, the Company has caused this Note to be duly executed in its corporate name by the manual or facsimile signatures of the undersigned duly authorized officers of the Company.

Dated as of  March 18, 2003.

                                            HARKEN ENERGY CORPORATION


                                            By: /s/ Bruce N. Huff
                                               ------------------------------
                                                Bruce N. Huff, President and
                                                Chief Operating Officer



[Corporate Seal]


ATTEST:

By: /s/  A. Wayne Hennecke
   --------------------------------
    A. Wayne Hennecke,
    Senior Vice President-Finance
    and Secretary

                        TERMS AND CONDITIONS OF THE NOTE

     The U.S. $1,705,000 Promissory Note Due 1 September 2003 (the "Note" or "Notes") of Harken Energy Corporation, a Delaware corporation (the "Company") is constituted by, and authorized to be issued pursuant to these Terms and Conditions and resolutions of the Board of Directors of the Company by unanimous written consent effective on 3 March 2003.

     Certain terms not otherwise defined in the text hereof are defined in Condition 19 herein.

1. Form, Denominations, and Title, and Certain Administrative Provisions

     (A) The Note is issued in registered certified form in denominations of U.S. $1,000 or multiples thereof (the "Authorized Denomination") and with such numerical and other identification designation as the Company shall deem desirable.

     (B) Title to the Note will pass by form of transfer as set out in Schedule B and reregistration of new ownership in the Note Register. The Company may (to the fullest extent permitted by applicable laws) deem and treat the registered Holder of the Note as the absolute owner thereof for all purposes (whether or not the Note shall be overdue and notwithstanding any notice to the contrary).

     (C) The Note shall be executed on behalf of the Company by its President and Chief Operating Officer under its corporate seal or a facsimile of such seal reproduced thereon and attested by its Senior Vice President-Finance and Secretary or an Assistant Secretary. The signature of any of these officers on the Note may be manual or facsimile signatures of the present or any future such authorized officer and may be imprinted or otherwise reproduced on the Note.

     The Note bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the delivery of the Notes or did not hold such offices at the date of the Note.

     Upon surrender for transfer or exchange of the Note to an office of the Note Registrar designated by the Company for that purpose, the Company shall execute and deliver in the name of the transferee or transferees a new Note or Notes of the same series and interest rate and in Authorised Denominations, and for the aggregate principal amount the owner is entitled to receive. No transfer of the Note shall be binding upon the Company, unless made at such office and shown on the Note Register. The Bank of New York will initially serve as the Note Registrar.

     In case the Company, pursuant to Conditions 3(B) and 3(C), shall be consolidated or merged with or into any other Person or shall convey, transfer, lease or otherwise dispose of its Properties and assets substantially as an entirety to any Person, and the successor Person resulting from such consolidation, or surviving such merger, or into which the Company shall have been merged, or the Person which shall have received a conveyance, transfer, lease or other disposition as aforesaid, shall have entered into an amendment hereto, the Note may, from time to time, at the request of the successor Person, be exchanged for another Note executed in the name of the successor Person with such changes in phraseology and form as may be appropriate, but otherwise in substance of like tenor as the Note surrendered for such exchange and of like principal amount.

     (D) Except as otherwise provided herein, no service charge shall be made for any exchange or redemption of Notes, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any exchange of Notes.

     (E) (1) The Holder of this Note may grant proxies and otherwise authorize any person to take any action which a Noteholder is entitled to take under these Terms and Conditions.

     (2) Nothing contained herein shall be deemed to authorize any transfers of this Note otherwise than in accordance with the Securities Act. Unless otherwise required by applicable law, the Company shall not recognize or give effect to any attempt to transfer any Note or any interest therein in violation of the Securities Act.

     (F) The Noteholder by acceptance of the Note hereby covenants and agrees that neither the Note nor the Redemption Shares will be offered, sold, transferred, pledged, converted or otherwise disposed of unless the Note and/ or the Redemption Shares have been registered under the Securities Act or any applicable state securities or blue sky laws or exemptions from the registration requirements of such laws are available.

     (G) If (i) any mutilated Note is surrendered to the Company or the Note Registrar, or (ii) the Company or the Note Registrar, as the case may be, receives evidence to its satisfaction of the destruction, loss or theft of any Note, and there is delivered to the Company and the Note Registrar such security and/or indemnity as may be required by them to save them harmless, then, in the absence of notice to the Company or the Note Registrar that such Note has been acquired by a bona fide purchaser, the Company shall execute and deliver, in exchange for any such mutilated Note or in lieu of any such destroyed, lost or stolen Note, a new Note of like tenor and principal amount, bearing a number not contemporaneously Outstanding.

     In case any such mutilated, destroyed, lost or stolen Note has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Note, pay such Note, as the case may be.

     Upon the issuance of any new Note under this Condition, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith.

     Every new Note issued pursuant to this Condition in lieu of any destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all benefits hereunder equally and proportionately with any and all other Notes duly issued hereunder.

     The provisions of this Condition are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of a mutilated, destroyed, lost or stolen Note.

     (H) The Company shall maintain an office or agency where the Note may be presented for registration of transfer or for exchange ("Registrar") and an office or agency where Notes may be presented for payment ("Paying Agent" or "paying agent"). The Registrar shall keep a register of the Note and of its transfer and exchange. The Company may appoint one or more co-registrars and one or more additional paying agents. The term "Registrar" includes any co-registrar and the term "Paying Agent" or "paying agent" includes any additional paying agent. The Company may change any paying agent or Registrar without notice to any Holder. The Company shall notify the Noteholder in writing of the name and address of the Registrar or any paying agent, if the Company is not serving as such. The Company or any of its Subsidiaries may act as paying agent or Registrar. The Bank of New York will initially act as Registrar and paying agent.

2. Status

     The Note is a direct, unconditional and unsecured obligation of the Company. The Note will rank senior to all Subordinated Obligations of the Company, present and future, but, in the event of bankruptcy or insolvency of the Company, only to the extent permitted by the applicable laws relating to creditors' rights. The Notes will not be secured by any assets or property of the Company. The Note will rank pari passu with all other present and future Indebtedness of the Company (including the Company's 5.0% Senior Convertible Notes due 2003) other than Subordinated Obligations.

3. Covenants

     (A) The Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights (charter and statutory) and franchises of the Company; provided, however, that the Company shall not be required to preserve any such right or franchise if the Board of Directors shall determine that the preservation thereof is no longer in the best interests of the Company and the conduct of its business, and that the loss thereof is not disadvantageous in any material respect to the Noteholders; and provided, further, that nothing contained in this Condition 3(A) shall prohibit any transaction permitted by Condition 3(B) or Condition 3(C) herein.

     (B) The Company will not merge or consolidate with or sell, convey, transfer or lease or otherwise dispose of all, or substantially all of its Properties and assets substantially as an entirety to any Person, unless: (a) either (i) the Company shall be the surviving Person or (ii) the Person (if other than the Company) formed by such consolidation or into which the Company is merged or the Person which acquired by conveyance or transfer, or which leases, the Properties and assets of the Company substantially as an entirety
(1) shall be a Person organized and validly existing under the laws of the United States of America, any state thereof or the District of Columbia and (2) shall expressly assume, by a written instrument, the Company's obligation for the due and punctual payment of the principal of and interest on the Note and the performance and observance of every Term and Condition contained herein.

     (C) Upon any consolidation of the Company with or merger of the Company with or into any other Person or any conveyance, transfer or lease of the Properties and assets of the Company substantially as an entirety to any person, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under the Terms and Conditions contained herein with the same effect as if such successor Person had been named as the Company herein, and in the event of any such conveyance or transfer, the Company, except in the case of a lease, shall be discharged of all obligations and covenants under the Note and may be dissolved and liquidated.

     (D) The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (a) all taxes, assessments and governmental charges levied or imposed upon the Company or upon the income, profits or Property of the Company and (b) all lawful claims for labour, materials and supplies which, if unpaid, might by law become a Lien upon the Property of the Company; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

     (E) The Company will not amend its Certificate of Incorporation or Bylaws except as required by law, except in respect to such amendments that the Board of Directors reasonably determines do not materially adversely affect the rights of the Noteholder, or except to the extent that such amendment would not have a material adverse effect on (a) the ability of the Company to perform its obligations under the Note or (b) the rights of the Noteholder, except that neither (i) increases in the number of Shares and issuance thereof with related securities, nor (ii) designations of Preferred Stock of the Company, modifications of the terms of such designations and issuance thereof with related securities, nor (iii) modification or expansion of the indemnity provisions provided by the Company to its directors and officers, nor (iv) change of the Company's registered agent shall be deemed an amendment hereunder.

     (F) To the extent permitted by law, the Company will provide to the Noteholder such statements, certificates or other documentation concerning the organization or operations of the Company as may be reasonably necessary to establish any exceptions or exemptions from United States federal income tax withholding and reporting requirements.

     (G) The Company shall file a registration statement on Form S-3 (or such other form as the Company may determine is appropriate or required under the rules of the Commission), within ninety (90) days following the issue of any Redemption Shares in respect of all Shares that may be issuable at any time upon the redemption of the Note. The Company shall use its best efforts to cause the Commission to declare such registration statement (and any necessary amendments thereto) effective. The Company shall also use its best efforts to maintain the effectiveness of such registration statement, and to refile such a registration statement from time to time in the event its effectiveness lapses, until all such Shares that either are issued or that may be issued are Freely Tradable in the United States once the registration statement has been declared effective.

     The Company will use its best efforts to list and maintain a listing of all Shares issued upon redemption of the Note on a Stock Exchange. In the event a Stock Exchange requires stockholder approval in order to complete the listing of the Shares to be so issued upon redemption of the Note, then the Company will use its best efforts to obtain such stockholder approval at the earliest possible stockholder meeting. In this event, the redemption in Shares will occur only if and when stockholder approval has been obtained. If the Company is unable to obtain or maintain such listing of Shares, it will forthwith give not less than 30 calendar days notice to the Noteholder of the listing, de-listing or quotation or lack of quotation of the Shares (as a class) by any such Stock Exchange.

     (H) If the Company shall at any time act as its own paying agent, it will, on or before the due date of the principal on any of the Notes, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided.

4. Interest

     The Note does not bear interest other than default interest at the Default Rate.

     Any money held by the Company in trust for the payment of the principal of or default interest on the Note and remaining unclaimed for two years after such principal or default interest has become due and payable shall be discharged from such trust; and the Holder of the Note shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Company with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease.

     Default interest is calculated on the basis of a 360 day year consisting of 12 months of 30 days each and, in the case of an incomplete month, the number of days elapsed.

5. Payments

     Payments of default interest on the Note shall be paid by the Company or its paying agent on the last Business Day of each calendar month, commencing October 31, 2003, to the Holder of such Note as shown on the Note Register at the close of business on the Special Record Date, such payment to be made as provided in the next paragraph.

     Payments of principal in respect of the Note will only be made, against presentation and surrender of the certificate for the Note at the specified office of the Company or its paying agent. All payments of principal and default interest shall be made in U.S. dollars. Each such payment will be made at the specified office of the Company or its paying agent, at the option of the Holder, by U.S. dollar cheque mailed to an address, or, with respect to a Holder of at least $1,000,000 in principal amount of Notes, delivered in accordance with the Holder's instructions, or by transfer to a U.S. dollar account maintained by the Holder in accordance with the holder's instructions, subject in all cases to any applicable fiscal or other laws and regulations, but without prejudice to the provisions of Condition 9, provided that the final payment of principal shall be made upon presentation of the Notes at the office of the Company or the specified office of the Paying Agent.

     If, at any time, in the opinion of the Company or of the paying agent, payments in U.S. dollars cannot be so made, payments will be made in U.S. dollars in such other manner as may be approved by the Company and the paying agent and notice of the alternative manner of payment will be given to the Noteholder in accordance with Condition 15.

     All monies paid by the Company to a paying agent for the payment of principal or default interest on any Note which remain unclaimed at the end of two (2) years after the principal on such Note will have become due and payable will be repaid to the Company and the Holder of such Note will thereafter have only the rights of a creditor of the Company as described in these Terms and Conditions or such rights as may be otherwise provided by applicable law.

     A Holder shall be entitled to present a Note for payment only on a Presentation Date and shall not be entitled to any further payment if a Presentation Date is after the due date.

     When making payments to Noteholders, fractions of one cent will be rounded down to the nearest whole cent.

6. Conversion

     A Noteholder does not have any right to convert the Note into any securities of the Company.

7. Redemption and Purchase

     (A) Unless previously redeemed or purchased and canceled as provided herein, the Company will redeem the Note at its principal amount on 1 September, 2003.

     (B) (i) The Company may, at its option and after having given not less than 30 nor more than 60 calendar days' notice to the Noteholder(s) in accordance with Condition 15 (which notice shall be irrevocable), redeem the Note(s) for cash, in whole or in part, at a Redemption Price equal to 100 per cent of their principal amount together with default interest (if any) accrued to (but excluding) the Redemption Date. If the Company elects to redeem less than all the Notes, Company or its paying agent will select which Notes to redeem by lot, random, or such other method as it shall deem fair and appropriate. Upon expiry of any such notice period as is referred to in this Condition 7(B) (and subject as provided above), the Company shall be bound to redeem Notes at their principal amount, together with default interest accrued to but excluding the Redemption Date.

     (ii) Provided that the Shares which may be issued pursuant to this paragraph shall be Freely Tradeable and listed on a Stock Exchange following the registration statement referred to in Condition 3(G) being declared effective, on 1 September 2003, the Company may redeem upon not less than 30 nor more than 60 days notice, pursuant and subject the Conditions listed above, up to 100% of the Outstanding Notes for Shares. If the Company elects to redeem all or part of the Notes for Shares, each Note will be redeemed for the number of shares of Common Stock equal to the sum of the face value of the Note redeemed divided by the average of the Market Price of the Shares over all the Stock Exchange Business Days during August 2003. If the Company elects to redeem less than all the Notes, the Company will select which Notes to redeem by lot, random, or such other method as it shall deem fair and appropriate. Upon expiry of any such notice period as is referred to in this Condition 7(B) (and subject as provided above), the Company shall be bound to redeem Notes as described above.

     (C) Subject to applicable law, the Company or any of its Subsidiaries may at any time purchase Notes in any manner and at any price in the open market or by private treaty. If purchases are made by tender, tenders must be available to all Noteholders alike. Notes purchased by the Company or any of its Subsidiaries will forthwith be surrendered for cancellation and shall no longer be deemed Outstanding.

     (D) All Notes which are redeemed by the Company will forthwith be canceled and may not be reissued or resold.

8. Taxation

     All payments in respect of the Notes by the Company shall be made without withholding or deduction for, or on account of, any present or future taxes, duties, assessments or governmental charges of whatever nature ("Taxes") imposed or levied by or on behalf of the U.S. or any political sub-division of, or any authority in, or of, the U.S. having power to tax, unless the withholding or deduction of the Taxes is required by law. In that event, the Company will pay such additional amounts as may be necessary in order that the net amounts received by the Noteholders after the withholding or deduction shall equal the respective amounts which would have been receivable in respect of the Notes in the absence of the withholding or deduction; except that no additional amounts shall be payable in relation to any payment in respect of any Note:

     (A) to, or to a third party on behalf of, a Holder who is liable for the Taxes in respect of the Note by reason of such Holder having some connection with the U.S. other than the mere holding of the Note; and

     (B) presented for payment more than 30 calendar days after the Relevant Date except to the extent that a Holder would have been entitled to additional amounts on presenting the same for payment on the last day of such period of 30 calendar days; or

     (C) to, or to a third party on behalf of, a Holder who would not be liable or subject to the withholding or deduction by making a declaration of non-residence or other similar claim for exemption to the relevant tax authority.

     Any reference in these Terms and Conditions to any amounts in respect of the Notes shall be deemed also to refer to any additional amounts which may be payable under this Condition.

9. Additional Covenants

     During the term of the Note, the Company will, save with the approval of an Extraordinary Resolution:

     (1) at all times after ninety (90) days from the date of the initial issuance of the Notes keep available for issuance free from any preemptive rights out of its authorized but unissued capital such number of Shares as would enable the rights of redemption into Shares to be satisfied in full;

     (2) maintain a listing for all the issued Shares and all Shares to be issued on the exercise of any redemption rights on a Stock Exchange, it being understood that if the Company is unable to obtain or maintain such listing of Shares and will forthwith give notice to the Noteholders in accordance with Condition 15 of the listing, de-listing or quotation or lack of quotation of the Shares (as a class) by any such Stock Exchange; and

     (3) not in any way modify the rights attaching to the Shares with respect to voting, dividends or liquidation.

10. Prescription

     Notes will become void unless presented for payment within periods of ten
(10) years (in the case of principal) and five (5) years (in the case of default interest) from the Relevant Date in respect of the Notes, as the case may be, subject to the provisions of Condition 5.

11. Events of Default and Enforcement

     (A) Event of Default

     "Event of Default," wherever used in these Terms and Conditions, means any one of the following events (whatever the reason for such Event of Default, whether voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) which shall have occurred and is continuing:

          (1) if default is made for a period of five (5) Business Days or more in the payment of principal due in respect of the Notes or any of them; or

          (2) if the Company fails to perform or observe any of its other obligations, covenants, conditions or provisions under the Notes, these Terms and Conditions, the Company's 5.0% Senior Notes due 2003, or the trust indenture pursuant to which such 5.0% Senior Notes due 2003 were issued, and such failure continues for the period of 30 calendar days (or such longer period as the Majority Holders may in their absolute discretion permit) next following the service by the one or more of the Holders on the Company of notice requiring the same to be remedied; or

          (3) if (i) any other Indebtedness of the Company becomes due and payable prior to its Stated Maturity by reason of an event of default (howsoever defined) or (ii) any such Indebtedness of the Company is not paid when due or, as the case may be, within any applicable grace period or
     (iii) the Company fails to pay when due (or, as the case may be, within any applicable grace period) any amount payable by it under any present or future guarantee for, or indemnity in respect of, any Indebtedness of any Person or (iv) any security given by the Company or any subsidiary for any Indebtedness of any Person or any guarantee or indemnity of Indebtedness of any Person by the Company becomes enforceable by reason of default in relation thereto and steps are taken to enforce such security save in any such case where there is a bona fide dispute as to whether the relevant Indebtedness or any such guarantee or indemnity as aforesaid shall be due and payable (following any applicable grace period); provided, however, that in each such case the Indebtedness exceeds in the aggregate U.S. $2,000,000 and in each such case such event continues unremedied for a period of 30 calendar days (or such longer period as the Majority Holders may in their sole discretion consent to in writing upon receipt of written notice from the Company); or

          (4) if the Company shall generally fail to pay its debts as such debts come due (except debts which the Company may contest in good faith generally) or shall be declared or adjudicated by a competent court to be insolvent or bankrupt, shall consent to the entry of an order of relief against it in an involuntary bankruptcy case, shall enter into any assignment or other similar arrangement for the benefit of its creditors or shall consent to the appointment of a custodian (including, without limitation, a receiver, liquidator or Company); or

          (5) if a receiver, administrative receiver, administrator or other similar official shall be appointed in relation to the Company or in relation to the whole or a substantial part its undertaking or assets or a distress, execution or other process shall be levied or enforced upon or sued out against, or an encumbrancer shall take possession of, the whole or a substantial part of the assets of any of them and in any of the foregoing cases is not paid out or discharged within 90 calendar days (or such longer period as the Majority Holders may in their absolute discretion consent to in writing upon receipt of written notice from the Company); or

          (6) if the Company institutes proceedings to be adjudicated a voluntary bankrupt, or shall consent to the filing of a bankruptcy proceeding against it, or shall file a petition or answer or consent seeking organization under the laws of the Federal Bankruptcy Code or any similar applicable U.S. federal, state or foreign law, or shall consent to the filing of any such petition, or shall consent to the appointment of a receiver or liquidator or trustee or assignee (or other similar official) in bankruptcy or insolvency of it or its Property, or shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they come due; or

          (7) if a decree or order by a court having jurisdiction in the premises shall have been entered adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking the reorganization of the Company under the Federal Bankruptcy Code or any other similar applicable U.S. federal, state or foreign law, and such decree or order shall have continued undischarged or unstayed for a period of 90 calendar days; or a decree or order of a court having jurisdiction in the premises for the appointment of a receiver or liquidator or trustee or assignee (or other similar official) in bankruptcy or insolvency of the Company or of all or substantially all of its Property, or for the winding up or liquidation of its affairs, shall have been entered, and such decree or order shall have continued undischarged and unstayed for a period of 90 calendar days; or

          (8) if a warranty, representation, or other statement made by or on behalf of the Company contained herein or any certificate or other agreement furnished in compliance herewith is false in any material respect when made and such falsity continues for a period of 30 calendar days (or such longer period as the Majority Holders may in their absolute discretion permit) next following the service by one or more of the Holders on the Company of notice requiring the same to be remedied; or

          (9) if there is any final judgment or judgments for the payment of money exceeding in the aggregate U.S. $2,000,000 outstanding against the Company which has been outstanding for more than 60 calendar days from the date of its entry and shall not have otherwise been discharged in full or stayed by appeal, bond or otherwise.

     (B) Acceleration of Maturity; Rescission and Annulment

     If an Event of Default (other than an Event of Default specified in Condition 11(A)(6) or 11(A)(7)) occurs and is continuing, then and in every such case the Majority Holders may declare the principal amount of all the Notes to be due and payable immediately, by a notice in writing to the Company, and upon any such declaration such principal amount shall become immediately due and payable.

     If an Event of Default specified in Condition 11(A)(6) or Condition 11(A)(7) occurs and is continuing, then the principal amount of all the Notes shall ipso facto become and be immediately due and payable without any declaration or other act on the part of any Noteholder.

     At any time after a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Majority Holders as hereinafter in this Condition provided, the Majority Holders, with written notice to the Company, may rescind and annul such declaration and its consequences if

          (1) the Company has paid or deposited in a manner satisfactory to such Holders a sum sufficient to pay

               (i) all unpaid principal of any Outstanding Notes which has become due otherwise than by such declaration of acceleration, and

               (ii) all reasonable sums paid or advanced by the such Holders hereunder; and

          (2) all Events of Default, other than the non-payment of amounts of principal on Notes which have become due solely by such declaration of acceleration, have been cured or waived as provided in Condition 11(K)

     No such rescission shall affect any subsequent default or impair any right consequent thereon.

     (C) Collection of Indebtedness and Suits for Enforcement by the Majority Holders

     The Company covenants that if default is made in the payment of the principal of any Note at the Maturity thereof and such default continues for a period of five (5) Business Days, the Company will, upon demand of the

Majority Holders, pay to the Holders of the Notes, the whole amount then due and payable on the Notes for principal and default interest on any overdue principal and, to the extent that payment of such interest shall be legally enforceable, upon any overdue installment of interest, at the rate prescribed therefor in the Notes, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable expenses, disbursements and advances of the Holders, their agents and counsel, and the reasonable compensation of such agents and counsel.

     If the Company fails to pay such amounts forthwith upon such demand, the Majority Holders in their name, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon the Notes and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the Property of the Company or any other obligor upon the Notes, wherever situated.

     If an Event of Default occurs and is continuing, the Majority Holders may in their discretion proceed to protect and enforce their rights and the rights of the other Noteholders by such appropriate judicial proceedings as such Holders shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in these terms and conditions or to enforce any other proper remedy.

     (D) Majority Holders May File Proofs of Claim

     In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Notes or the Property of the Company or of such other obligor or their creditors, the Majority Holders (irrespective of whether the principal of the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Majority Holders shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

     (1) to file and prove a claim for the whole amount of principal and default interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Holders (including any claim for the reasonable expenses, disbursements and advances of such Holders, their agents and counsel) and of the other Noteholders allowed in such judicial proceeding, and the reasonable compensation of such agents and counsel, and

     (2) to collect and receive any moneys or other Property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or similar official in any such judicial proceeding is hereby authorized by each Noteholder to make such payments to the Majority Holders due them for the reasonable expenses, disbursements and advances of such Holders, their agents and counsel and the reasonable compensation of such agents and counsel, and to pay to the Paying Agent (where one is appointed) all such other sums due under the Notes. In the absence of such appointment, any such sums shall be paid for the rateable benefit of all the Noteholders.

     Nothing herein contained shall be deemed to authorize the Majority Holders, except as permitted by law and these Terms and Conditions, to authorize or consent to or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Noteholder thereof, or to authorize the such Holder to vote in respect of the claim of any Noteholder in any such proceeding, except to the extent permitted by law.

     (E) Majority Holders May Enforce Claims Without Possession of Notes

     All rights of action and claims under these Terms and Conditions may be prosecuted and enforced by the Majority Holders without the possession of any of the Notes or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Majority Holders shall be brought in their own name and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Majority Holders, their agents and counsel, be paid to the Paying Agent (where one is appointed) for the rateable benefit of all the Noteholders in respect of which such judgment has been recovered.

     (F) Application of Money Collected

     Any money collected by the Majority Holder pursuant to this Condition shall be applied in the following order in case of the distribution of such money on account of principal or interest, upon presentation of the Notes and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

          FIRST: To the payment of the amounts then due and unpaid for principal of and default interest on the Notes in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Notes for principal and default interest, respectively; and

          SECOND: The balance, if any, to the Person or Persons entitled thereto.

     (G) Unconditional Right of Holders to Receive Principal and Default
Interest

     Notwithstanding any other provision in these Terms and Conditions, the Holder of any Note shall have the right, which is absolute and unconditional, to receive payment, as provided herein and in such Note of the principal of and default interest on, such Note on the respective Stated Maturity or expressed in such Note (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder; provided, that all monies paid by the Company to the Paying Agent (if appointed) for the payment of principal or default interest on any Note which remain unclaimed at the end of two (2) years after the Stated Maturity or Redemption Date of such Note will be repaid to the Company and the Holder of any Note shall thereafter have only the rights of a creditor of the Company or such rights as may be otherwise provided by applicable law.

     (H) Restoration of Rights and Remedies

     If the Majority Holders or any Noteholder has instituted any proceeding to enforce any right or remedy under these Terms and Conditions and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Majority Holders or to such Noteholder, then and in every such case, subject to any determination in such proceeding, the Company, the Majority Holders and the Noteholders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Majority Holders and the Noteholders shall continue as though no such proceeding had been instituted.

     (I) Rights and Remedies Cumulative

     Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes as provided herein, no right or remedy herein conferred upon or reserved to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

     (J) Delay or Omission Not Waiver

     No delay or omission of the Majority Holders or Holder of any Note to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Noteholders.

     (K) Waiver of Past Defaults

     Subject to Condition 11(B), the Majority Holders may on behalf of the Holders of all the Notes waive any past default hereunder and its consequences, except a default

          (1) in respect of the payment of the principal of or default interest on any Note, or

          (2) in respect of a covenant or provision hereof which under Condition 17 cannot be modified or amended without the consent of the Holder of each Outstanding Note affected.

     Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of these Terms and Conditions; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

     (L) Waiver of Stay or Extension Laws

     The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of these Terms and Conditions; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law.

     (M) Requirements Regarding Agents (if appointed)

          (1) At any time after an Event of Default has occurred and is continuing the Majority Holders shall notify in writing the Company and the Paying Agent (if appointed), and may by notice in writing to the Company and the Paying Agent (if appointed):

               (i) require the Paying Agent, until notified to the contrary by Majority Holders, to hold all Notes and all moneys, documents and records held by it in respect of Notes to the order of the Holders; or

               (ii) require the Paying Agent to deliver to the Holders on a pro rata basis all funds held by it for the benefit of the Holders, and to deliver the documents and records held by it in respect of Notes to the Holders, provided that such notice shall be deemed not to apply to any documents or records which the relevant Paying Agent is obliged to release by any law or regulation; and

               (iii) require the Company to make all subsequent payments in respect of the Notes to or to the order of the Holders and not to the Paying Agent.

          (2) The Majority Holders shall notify the Paying Agent immediately upon the cure or waiver of an Event of Default. Upon receipt of such notice, the provisions of this Condition 11(M) shall no longer apply.

          (3) Prior to taking any action under this Agreement at the direction of any Person with respect to the Notes, the Paying Agent shall be entitled to receive (and shall receive) indemnity or security satisfactory to it.

12. Liability Solely Corporate

     No recourse shall be had for the payment of the principal of or default interest on any Notes or any part thereof, or for any claim based thereon or otherwise in respect thereof, or of the indebtedness represented thereby, or upon any obligation, covenant or agreement in these Terms and Conditions, against any incorporator, or against any stockholder, officer or director, as such, past, present or future, of the Company, or of any predecessor or successor Person, either directly or through the Company or any such predecessor or successor Person, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, it being expressly agreed and understood that the Notes and these Terms and Conditions which are a part thereof are solely corporate obligations, and that no personal liability whatsoever shall attach to, or be insured by, any such incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any predecessor or successor Person, either directly or through the Company or any such predecessor or successor Person, because of the indebtedness hereby authorized or under or by reason of any of the obligations, covenants, promises or agreements contained in the Notes or the these Terms and Conditions which constitute a part thereof or to be implied herefrom; and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for the exchange transaction pursuant to which the Notes were issued; provided, however, that nothing herein contained shall be taken to prevent recourse to and the enforcement of the liability, if any, of any stockholder or subscriber to capital stock of the Company upon or in respect of shares of capital stock not fully paid up.

13. Defeasance and Covenant Defeasance

     (A) Company's Option to Effect Defeasance or Covenant Defeasance

     The Company may, at its option by Board Resolution, at any time, with respect to the Notes, elect to have either Condition 13(B) or Condition 13(C) applied to all Outstanding Notes upon compliance with the conditions set forth below in this Condition, The Company shall promptly give notice of such election to the Holders.

     (B) Legal Defeasance and Discharge

     Upon the Company's exercise under Condition 13(A) of the option applicable to this Condition 13(B), the Company shall be deemed to have been discharged from its obligations with respect to all Outstanding Notes on the date the conditions set forth in Condition 13(D) are satisfied (hereinafter, "legal defeasance"). For this purpose, such legal defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Notes, which shall thereafter be deemed to be "Outstanding" only for the purposes of Condition 13(E) and the other Conditions of these Terms and Conditions referred to in (1) and (2) below, and to have satisfied all its obligations under such Notes, including the obligation to pay default interest on the Notes, and these Terms and Conditions insofar as such Notes are concerned (and the Holders, at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (1) the rights of Holders of Outstanding Notes to receive, solely from the trust fund described in Condition 13(D) and as more fully set forth in such Condition, payments in respect of the principal of and default interest on such Notes when such payments are due, and (B) the Company's obligations with respect to the Notes under Conditions 1(D), 1(E), 1(H), 3(D) or 3(L). Subject to compliance with this Condition, the

Company may exercise its option under this Condition 13(B) notwithstanding the prior exercise of its option under Condition 13(C) with respect to the Notes.

     (C) Covenant Defeasance

     Upon the Company's exercise under Condition 13(A) of the option applicable to this Condition 13(C), the Company shall be released from its obligations under any covenant contained in Condition 3 (except Condition 3(D) with respect to the Outstanding Notes on and after the date the conditions set forth in Condition 13(D)) are satisfied (hereinafter, "covenant defeasance"), and the Notes shall thereafter be deemed not to be "Outstanding" for the purposes of any request, demand, authorization, direction, declaration, notice, consent, waiver or Act of Noteholders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed "Outstanding" for all other purposes hereunder. For this purpose, such covenant defeasance means that, with respect to the Outstanding Notes, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenant to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under Condition 11(A)(4), but, except as specified above, the remainder of these and the Notes shall be unaffected thereby.

     (D) Conditions to Legal Defeasance or Covenant Defeasance

     The following shall be the conditions to application of either Condition 13(B) or Condition 13 (C) to the Outstanding Notes:

          (1) The Company shall irrevocably have deposited or caused to be deposited with a paying agent as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Notes, (A) money in an amount, or (B) U.S. Government Obligations which through the scheduled payment of principal in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the paying agent, to pay and discharge, and which shall be applied by the paying agent to pay and discharge, the principal of the Outstanding Notes on the Stated Maturity (or Redemption Date, if applicable) of such principal; provided that the paying agent shall have been irrevocably instructed to apply such money or the proceeds of such U.S. Government Obligations to said payments with respect to the Notes; and provided further that, upon the effectiveness of this Condition 13(D), the money or U.S. Government Obligations deposited shall not be subject to the rights of the Noteholders pursuant to the provisions of this Condition. Before or after such a deposit, the Company may give to the paying agent a notice of its election to redeem all of the Outstanding Notes at a future date in accordance with Condition 7, which notice shall be irrevocable. Such irrevocable redemption notice, if given, shall be given effect in applying the foregoing.

          (2) No Default or Event of Default with respect to the Notes shall have occurred and be continuing on the date of such deposit or, insofar as paragraphs (6) and (7) of Condition 11(A) hereof are concerned, at any time during the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

          (3) No event or condition shall exist that pursuant to the provisions of Condition 13(B) or 13(C) would prevent the Company from making payments of the principal of the Notes on the date of such deposit or at any time during the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

          (4) Such legal defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under any material agreement or material instrument to which the Company is a party or by which it is bound.

          (5) In the case of an election under Condition 13(B), the Company shall have delivered to the paying agent an Opinion of Counsel stating that the Holders of the Outstanding Notes will not recognize income, gain or loss for U.S. federal income tax purposes as a result of such defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred.

          (f) The Company shall have delivered to the paying agent an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to either the legal defeasance under Condition 13(B) or the covenant defeasance under Condition 13(C) (as the case may be) have been complied with.

     (E) Deposited Money and U.S. Government Obligations to Be Held in Trust; Other Miscellaneous Provisions

     Subject to the provisions of the disposition of unclaimed moneys contained herein, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the paying agent pursuant to Condition 13(D) in respect of the Outstanding Notes shall be held in trust and applied by the paying agent, in accordance with the provisions of these terms and conditions, to the payment, either directly or through the paying agent (including the Company acting as its own paying agent) to the Holders of the Notes of all sums due and to become due thereon in respect of principal, but such money and U.S. Government Obligations need not be segregated from other funds except to the extent required by law.

     (F) Reinstatement

     If the paying agent is unable to apply any money or U.S. Government Obligations in accordance with Condition 13(E) by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under these Terms and Condition shall be revived and reinstated as though no deposit had occurred pursuant to Condition 13(B) or 13(C), as the case may be, until such time as the paying agent is permitted to apply all such money or U.S. Government Obligations in accordance with Condition 13(E); provided, however, that no action taken in good faith by the Company after a deposit of money or U.S. Government Obligations or both pursuant to Condition 13(E) and prior to the revival and reinstatement of obligations under these Terms and Conditions pursuant to this Condition 13(F) shall constitute the basis for the assertion of an Event of Default pursuant to Condition 11; and provided, further, that if the Company makes any payment of principal of or default interest on any Note following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Notes to receive such payment from the money or U.S. Government Obligations held the Paying Agent.

14. Replacement of Notes

     As provided in Conditions 1(H), should any Note be lost, stolen, mutilated, defaced or destroyed, it may be replaced at the specified office of the paying agent or Company upon payment by the claimant of the expenses incurred in connection with the replacement and on such terms as to evidence indemnity and security as the Company and the Paying Agent may reasonably require. Mutilated or defaced Notes must be surrendered before replacements will be issued.

15. Notices

     (A) Notices to all the Noteholders will be valid if posted by ordinary mail to the address of the Noteholder on the Note Register (unless another form of notice is permitted by these Terms and Conditions) with a written copy provided to RP&C International, Limited. Any notice shall be deemed to have been given on the date which is 5 Business Days after the date of posting. If posting of notice as provided above is not practicable, notice will be given in such other manner, and shall be deemed to have been given on such date, as the Company may reasonably approve.

     (B) Any request, demand, authorization, direction, declaration, notice, consent, waiver, Extraordinary Resolution or Act of Noteholders or other document provided or pertained by these Terms and Conditions (herein collectively called "Notice") to be made upon, given or furnished to, or filed with the Company by any Noteholder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if made, given, furnished or filed in writing to or with the Company addressed to it at the address of its principal office which shall initially be: Harken Energy Corporation, 580 WestLake Park Boulevard, Suite 600, Houston, Texas 77079, Attention: Mikel D. Faulkner, Chairman of the Board and Chief Executive Officer Tel. (281) 504-4000, Fax, (281) 504-4100; with a copy to A. Wayne Hennecke, Senior Vice President-Finance and Secretary: Tel. (281) 504-4040, Fax. (281) 504-4110.

16. Acts of Noteholders, Meetings of Noteholders

     (A) Any Extraordinary Resolution, request, demand, authorization, direction, declaration, notice, consent, waiver or other action provided by these Terms and Conditions to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by agents duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of these Terms and Conditions and conclusive in favor of the Company, if made in the manner provided in this Condition.

     (B) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to such witness, notary public or other such officer the execution thereof. Where such execution is by a signer acting in a capacity other than such signer's individual capacity, such certificate or affidavit shall also constitute sufficient proof of authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Company deems sufficient.

     (C) Any Extraordinary Resolution, request, demand, authorization, direction, notice, consent, waiver or other Act of the Holders of any Note shall bind every future Holder of the same Note and the Holder of every Note issued upon redemption thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done the Company or any paying agent in reliance thereon, whether or not notation of such action is made upon such Note.

     (D) The Noteholders may convene a meeting at any time and from time to time to consider any matter affecting the Holders of the Notes, including the modification of the Terms and Conditions and to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this these Terms and Conditions to be made, given or taken by Holders of the Notes.

     (E) Notice of every meeting of the Holders of the Notes, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given in the manner provided in Condition 15, not less than 21 nor more than 180 days prior to the date fixed for the meeting.

     (F) To be entitled to vote at any meeting of Holders of the Notes, a Person shall be (i) a Holder of one or more Outstanding Notes, or (ii) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Notes by such Holder or Holders. The only Persons who shall be entitled to be present or to speak at any meeting of Noteholders shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Company, and their respective counsel.

     (G) The quorum at any meeting for passing any Extraordinary Resolution will be one or more Persons present holding or representing 50% or more in principal amount of the Outstanding Notes as of the date of the meeting, or at any adjourned such meeting one or more Persons present whatever the principal amount of the Notes held or represented by such Person and the vote required for passing an Extraordinary Resolution at such meeting will be not less than a majority of the principal amount of the Outstanding Notes and represented at such meeting or adjournment thereof; provided, that at any meeting, the business of which includes the modification of the provisions of the Terms and Conditions and the provisions of these Terms and Conditions, the necessary quorum and vote required for passing an Extraordinary Resolution will be one or more Persons present holding or representing not less than a majority, or at any adjourned such meeting not less than one-third, of the principal amount of the Outstanding Notes. An Extraordinary Resolution passed at any meeting of the Holders of the Notes will be binding on all Holders of the Notes, whether or not such Noteholders are present at the meeting.

17. Amendments to Terms and Conditions

     (A) Amendments with Consent of Noteholders

     With the consent of the Holders of a majority in principal amount of the Notes Outstanding, the Company, when authorized by a Board Resolution, may amend these Terms and Conditions for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions hereof or of modifying in any manner the rights of the Noteholders hereunder; provided, however, that no such amendment shall, without the consent of the Holder of each Outstanding Note affected thereby:

          (1) change the Stated Maturity of the principal of any Note, or reduce the principal amount thereof or the rate of default interest thereon, or change the coin or currency in which any Note or the default interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or

          (2) reduce the percentage in principal amount of the Outstanding Notes, the consent of whose Holders is required for any amendment of these terms and conditions, or the consent of whose Holders is required for any waiver of compliance with certain provisions of these Terms and Conditions or certain defaults hereunder and their consequences provided for herein, or

          (3) modify any of the provisions of Condition 11(K), except to increase any such percentage or to provide that certain other provisions of these Terms and Conditions be modified or waived without the consent of the Holder of each Outstanding Note affected thereby,

          (4) modify any of the provisions of these Terms and Conditions relating to the subordination of the Notes in a manner adverse to the Holders thereof, or

          (5) modify any of the provisions of these Terms and Conditions relating to redemption rights.

     It shall not be necessary for any Act of Noteholders under this Condition to approve the particular form of any proposed amendment to the Terms and Conditions, but it shall be sufficient if such Act shall approve the substance thereof.

     (B) Effect of Amendments

     Upon the entering into of an amendment of these Terms and Conditions pursuant to the terms hereof, these Terms and Conditions shall be modified in accordance therewith, and amendment shall form a part of these Terms and Conditions for all purposes; and every Holder of Notes theretofore or thereafter delivered hereunder shall be bound thereby.

18. Governing Law

     The Notes, including these Terms and Conditions, are governed by, and will be construed in accordance with, the laws of the State of New York.

19. Definitions of Certain Terms

     "Act," when used with respect to any Noteholder, has the meaning specified in Condition 16.

     "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Authorized Denomination" means U.S. $1,000.

     "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board.

     "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is a day on which banking institutions in the City of New York, New York, and London, England are not authorized or obliged by law, regulation or executive order to close.

     "Capitalized Lease Obligation" means the amount of the liability under any capital lease that, in accordance with GAAP, is required to be capitalized and reflected as a liability on the balance sheet of the relevant Person.

     "Commission" means the Securities and Exchange Commission, as from time to time constituted or, if at any time after the Issue Date such Commission is not existing, then the body performing similar duties at such time.

     "Common Stock" means, with respect to any Person, any and all shares, interests, participation and other equivalents (however designated, whether voting or non-voting) of such Person's common stock, whether now outstanding or issued after the Issue Date, and includes, without limitation, all series and classes of such common stock.

     "Company" means Harken Energy Corporation, until a successor Person shall have become such pursuant to the applicable provisions of these Terms and Conditions, and thereafter "Company" shall mean such successor Person.

     "Corporation" includes corporations, limited liability companies, limited and general partnerships, associations, joint-stock companies and business trusts.

     "Default Rate" means, with respect to the Notes, ten percent (10%) per annum.

     "Effective Date" means the first Business Day following the date upon which the Commission declares to be effective a registration statement filed by the Company pursuant to the Securities Act relating to the Redemption Shares.

     "Extraordinary Resolution" means a resolution passed at a meeting of the Noteholders duly convened and held in these Terms and Conditions.

     "Federal Bankruptcy Code" means the Bankruptcy Act or Title 11 of the United States Code, as amended from time to time.

     "Freely Tradable" means, with respect to the Notes and the Redemption Shares, that under the Securities Act the holders thereof may then offer and sell any amount of such outstanding securities to the public in the United States without restrictions in transactions that are not brokers' transactions (as defined in the Securities Act) either (i) pursuant to an effective registration statement then in effect or (ii) pursuant to Rule 144(k). For purposes of determining whether such securities are Freely Tradable, it shall be assumed that no person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Company has ever held such securities from and after their issuance.

     "Generally Accepted Accounting Principles" or "GAAP" means generally accepted accounting principles in the United States, as applied from time to time by the Company and its Subsidiaries in the preparation of its financial statements.

     "Guaranty" means all obligations of any Person (other than endorsements in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing any Indebtedness, dividend or other obligation, of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including without limitation all obligations incurred through an agreement, contingent or otherwise, by such Person: (i) to purchase such Indebtedness or obligation or any Property or assets constituting security therefor, or (ii) to advance or supply funds (1) for the purchase or payment of such Indebtedness or obligation, or (2) to enable the recipient of such funds to maintain certain financial conditions (e.g. agreed amount of working capital) under loan or similar documents, or (iii) to lease Property or to purchase securities or other Property or services primarily for the purpose of assuring the owner of such Indebtedness or obligation of the ability of the primary obligor to make payment of the Indebtedness or obligation, or (iv) otherwise to assure the owner of the Indebtedness or obligation of the primary obligor against loss in respect thereof. For the purposes of all computations made under these Terms and Conditions, a Guaranty in respect of any Indebtedness shall be deemed to be Indebtedness equal to the principal amount and accrued interest of such Indebtedness which has been guaranteed, and a Guaranty in respect of any other obligation or liability or any dividend shall be deemed to be Indebtedness equal to the maximum aggregate amount of such obligation, liability or dividend.

     "Holder or Noteholder" means a Person in whose name a Note is registered in the Note Register.

     "Indebtedness" of any Person means and includes all present and future obligations of such Person, which shall include all obligations (i) which in accordance with generally accepted accounting principles in the United States shall be classified upon a balance sheet of such Person as liabilities of such Person, (ii) for borrowed money, (iii) which have been incurred in connection with the acquisition of Property (including, without limitation, all obligations of such Person evidenced by any debenture, bond, note, commercial paper or other similar security, but excluding, in any case, obligations arising from the endorsement in the ordinary course of business of negotiable instruments for deposit or collection), (iv) secured by any Lien existing on Property owned by such Person, even though such Person has not assumed or become liable for the payment of such obligations, (v) created or arising under any conditional sale or other title retention agreement with respect to Property acquired by such Person, notwithstanding the fact that the rights and remedies of the seller, lender or lessor under such agreement in the event of default are limited to repossession or sale of such Property, (vi) which are Capitalized Lease Obligations, (vii) for all Guaranties, whether or not reflected in the balance sheet of such Person and (viii) which are all reimbursement and other payment obligations (whether contingent, matured or otherwise) of such Person in respect of any acceptance or documentary credit. Notwithstanding the foregoing, Indebtedness shall not include (i) Indebtedness incidental to the operation of the business of the Person in the ordinary course and in the aggregate not material to the business and operations of the Person, (ii) Indebtedness for which the Company or any of its Subsidiaries are the sole obligors and obligees, and (iii) Indebtedness represented by purchase, rental or lease obligations not to exceed $1,000,000 in any period of 12 months for any Person and its Subsidiaries.

     "Issue Date" means the date of the initial issuance of the Note.

     "Lien" means any mortgage, charge, pledge, lien, security interest or encumbrance of any kind whatsoever, including any interest in Property securing an obligation owed to, or a claim by, a Person other than the owner of the Property, whether such interest is based on the common law, statute or contract, and including but not limited to the security interest lien arising from a mortgage, encumbrance, pledge, conditional sale or trust receipt or a lease, consignment or bailment for security purposes. The term "Lien" shall include reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances affecting Property. For the purposes of these Terms and Conditions, the Company or its Subsidiary shall be deemed to be the owner of any Property which it has acquired or holds subject to a conditional sale agreement, financing lease or other arrangement pursuant to which title to the Property has been retained by or vested in some other Person for security purposes.

     "Majority Holders" means the Holders of a majority of the principal amount of Notes Outstanding.

     "Market Price" means the daily closing sale price of the Shares for a Stock Exchange Business Day on a Stock Exchange. If the Common Stock is not quoted on any Stock Exchange, then the Market Price shall be for any particular day shall be calculated promptly at the Company's expense by a reputable investment bank selected by the Company.

     "Maturity," when used with respect to any Note, means the date on which the principal of such Note becomes due and payable as therein or herein provided, whether at the Stated Maturity or the Redemption Date and whether by declaration of acceleration, call for redemption or otherwise.

     "Note Register" means the register maintained by the Company for the registration and transfer of the Note.

     "Note Registrar" means the registrar appointed by the Company from time to time to act as Note Registrar.

     "Outstanding," when used with respect to Notes, means, as of the date of determination, all Notes theretofore issued, except: (1) Notes heretofore cancelled by the paying agent or delivered to the paying agent or Company for cancellation; (2) Notes, or portions thereof, for whose payment or redemption money in the necessary amount has been theretofore deposited any paying agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own paying agent) for the Holders of such Notes; provided that, if such Notes are to be redeemed, notice of such redemption has been duly given or provision therefor satisfactory to the paying agent (if appointed) has been made; (3) Notes, except to the extent provided in Conditions 13 (B) and 13(C), with respect to which the Company has effected defeasance and/or covenant defeasance as provided in Condition 13; and (4) Notes which have been paid pursuant to or in exchange for or in lieu of which other Notes have been issued, however, that in determining whether the Holders of the requisite principal amount of Outstanding Notes have taken any Act or given or made any Extraordinary Resolution, Notes owned by the Company or any other obligor upon the Notes or any Affiliate of the Company (other than Persons whose Affiliate relationship arises solely from ownership of Shares) or such other obligor shall be disregarded and deemed not to be Outstanding.

     "Paying Agent" or "paying agent" means any Person (including the Company acting as paying agent) authorized by the Company to pay the principal of or default interest on any Notes on behalf of the Company. Pursuant to the terms and conditions hereof, the Company has initially appointed The Bank of New York as the paying agent.

     "Person" means any individual, corporation, limited liability company, limited or general partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     "Preferred Stock" means, with respect to any Person, any and all shares, interests, participation or other equivalents (however designated) of such Person's preferred or preference stock whether now outstanding or issued on or after the Issue Date, and includes, without limitation, all classes and series of preferred or preference stock.

     "Presentation Date" means the date on which a Note is presented by a Noteholder for payment of principal or if such date is not a Business Day in London and New York, the next date which is a Business Day in each of the foregoing cities.

     "Property" or "Properties" means any kind of property or asset, whether real, personal or mixed, or tangible or intangible, and any interest therein.

     "Redemption Date," when used with respect to any Note to be redeemed, in whole or in part, means the date fixed for such redemption by or pursuant to these Terms and Conditions.

     "Redemption Price," when used with respect to any Note to be redeemed, means the price at which it is to be redeemed pursuant to the terms hereof, expressed in a number of Redemption Shares into which such Note shall be redeemed in the event the Notes are to be redeemed for Shares and, in the event of any other redemption, a cash amount.

     "Redemption Shares" means the Shares into which the Notes are redeemable by the Company pursuant to Condition 7.

     "Relevant Date" means the date on which the payment first becomes due; provided, that if the full amount of the money payable has not been received by the Paying Agent on or before the due date, it shall mean the date on which, the full amount of the money having been so received, notice to that effect shall have been duly given to the Noteholders by the Company in accordance with Condition 15.

     "Rule 144A" means Rule 144A, as amended, promulgated by the Commission pursuant to the Securities Act.

     "Rule 144" means Rule 144, as amended, promulgated by the Commission pursuant to the Securities Act.

     "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated from time to time by the Commission pursuant thereto.

     "Shares" means the common stock, par value U.S. $0.01, of the Company (and all other (if any) shares or stock resulting from any sub-division, consolidation or reclassification of such shares).

     "Special Record Date" means five (5) Business Days prior to the last Business Day of each calendar month commencing 31 October 2003.

     "Stated Maturity," when used with respect to any Indebtedness or any installment of principal thereof, means the date specified in such Indebtedness as the fixed date on which the principal of such Indebtedness or such installment of principal is due and payable.

     "Stock Exchange" means any United States national or regional stock exchange or quotation service such as NASDAQ National Market System or any similar quotation service maintained by the National Quotation Bureau or any successor thereto.

     "Stock Exchange Business Day" means any day (other than a Saturday or Sunday) on which the a Stock Exchange is open for business.

     "Subordinated Obligation" means any Indebtedness of the Company outstanding on such date which is contractually subordinate or junior in right of payment to the Notes.

     "Subsidiary" of any Person means any Corporation of which at least a majority of the shares of stock having by the terms thereof ordinary voting power to elect a majority of the Board of Directors of such Corporation (irrespective of whether or not at the time stock of any other class or classes of such Corporation shall have or might have voting power by reason of the happening of any contingency) is directly or indirectly owned or controlled by the Person.

     "U.S. Government Obligations" means securities that are (x) direct obligations of the United States of America for the timely payment of which its full faith and credit is pledged or (y) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act), as custodian with respect to any such U.S. Government Obligation or a specific payment of principal of or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such depository receipt.

                                   SCHEDULE A

                          Principal Amount of this Note

     The aggregate principal amount of this Note is as shown by the latest entry made by or on behalf of the Paying Agent in the fourth column below. Reductions in the outstanding principal amount of this Note following redemption or the purchase and cancellation of Notes are entered in the second and third columns below.

                                                                       Outstanding          Notation made by or on
                        Reasons for change in                           principal       Behalf of the Company (other
                           The outstanding                            Amount of this                than
                         Principal amount of        Amount of      Note following such    In respect of the initial
         Date                   Note               Such change           Change               Principal amount
----------------------------------------------------------------------------------------------------------------------
        , 2003             Not applicable         Not applicable                               Not applicable
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

                                   SCHEDULE B

                                Form of Transfer

FOR VALUE RECEIVED, [ ] being the registered holder of this Note hereby transfers to [ ] of [ ] U.S. $[ ] in principal amount of the US$1,705,000 (the "Note") of HARKEN ENERGY CORPORATION (the "Issuer") and irrevocably requests and authorizes the Issuer or its Note Registrar in the capacity as registrar in relation to the Note to effect the relevant transfer by means of appropriate entries in the register kept by it.

Dated:




By:      _______________________________
         (duly authorized)

In connection with any transfer of this Note, the undersigned confirms that documents are being furnished to the registrar which comply with the conditions set forth in this Note.

The registrar shall not be obligated to register this Note in the name of any Person other than the Holder hereof unless and until the conditions to any such registration or transfer set forth here in have been satisfied.

Note

The name of the Person by or on whose behalf this form of transfer is signed must correspond with the name of the registered holder as it appears on the face of this Note.

(1) A representative of such registered holder should state the capacity in which he signed, e.g. executor.


(2) The signature of the Person effecting a transfer shall conform to any list of duly authorized specimen signatures supplied by the registered holder or be certified by a recognized bank, notary public or in such other manner as the registrar may require.

(3) Any transfer of the Note shall be in an amount equal to U.S.$1,000 or any integral multiple of U.S.$1,000 in excess thereof.

                                   SCHEDULE C

                    COMPANY'S NOTICE OF REDEMPTION FOR SHARES

To: [Paying Agent] [Noteholder]

     Harken Energy Corporation (the "Company") hereby irrevocably exercises the option to redeem _______ United States dollars (U.S. $__) principal amount of the Promissory Note Due 1 September 2003 (the "Notes") of the Company that have not been previously redeemed and are Outstanding at the date of this notice into shares of its Common Stock, in accordance with the Terms and Conditions, pursuant to which the Company has issued its U.S. $1,705,000 Promissory Note, and confirms that the Redemption Shares issuable and deliverable upon redemption shall be issued and delivered to the Noteholder in accordance with the instructions for registration and delivery of the Redemption Shares to each Holder, to be provided by each Holder to the Paying Agent/Company.

     Each Note so redeemed will be redeemed for the number of Shares of Common Stock equal to 100% of the face value of the Note divided by U.S. $___ , which represents the average of the Market Price of the Common Stock over all the Stock Exchange Days during August 2003.

     All terms used and not otherwise defined herein shall have the respective meanings set forth in the Terms and Conditions.

DATE:__________________________          HARKEN ENERGY CORPORATION



                                         By:
                                            ------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------

                                      C-1